UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  August 15, 2014

eMagin Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15751	56-1764501
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Northup Way, Suite 103, Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 284-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2014, Gabriel G. Matus notified eMagin Corporation (the “Company”) that he is resigning as Senior Vice President, General Counsel, Secretary and Chief Ethics Officer of the Company, effective as of August 29, 2014. There was no disagreement or dispute between Mr. Matus and the Company which led to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: August 21, 2014	By:	/s/ Paul Campbell
Paul Campbell
Chief Financial Officer